                                 EXHIBIT (5)(C)

         FORM OF REVISED SCHEDULE A TO THE INVESTMENT ADVISORY AGREEMENT BETWEEN REGISTRANT AND BANC ONE INVESTMENT ADVISORS CORPORATION

                              Amended and Restated
                                   Schedule A
                                     to the
             Investment Advisory Agreement between The One Group(R)
                  and Banc One Investment Advisors Corporation
                             dated January 11, 1993


Name of Fund                                                      Compensation
------------                                                      ------------
The Treasury Money Market Fund                         Annual rate of eight one-hundredths of one percent
                                                       (.08%) of The Treasury Money Market Fund's average
                                                       daily net assets.

The Treasury Only Money Market Fund                    Annual rate of eight one-hundredths of one percent
                                                       (.08%) of The Treasury Only Money Market Fund's
                                                       average daily net assets.

The Government Money Market Fund                       Annual rate of eight one-hundredths of one percent
                                                       (.08%) of The Government Money Market Fund's average
                                                       daily net assets.

The Tax Exempt Money Market Fund                       Annual rate of eight one-hundredths of one percent
                                                       (.08%) of The Tax Exempt Money Market Fund's average
                                                       daily net assets.

The Institutional Prime Money Market Fund              Annual rate of eight one-hundredths of one percent
                                                       (.08%) of The Institutional Prime Money Fund's average
                                                       daily net assets.

The U.S. Treasury Money Market Fund                    Annual rate of thirty-five one-hundredths of one
                                                       percent (.35%) of The U.S. Treasury Money Market
                                                       Fund's average daily net assets.

The Prime Money Market Fund                            Annual rate of thirty-five one-hundredths of one
                                                       percent (.35%) of The Prime Money Market Fund's
                                                       average daily net assets.

The Municipal Money Market Fund (formerly              Annual rate of thirty-five one-hundredths of one
the Tax-Free Money Market Portfolio)                   percent (.35%) of The Municipal Money Market Fund's
                                                       average daily net assets.

The Ohio Municipal Money Market Fund                   Annual rate of thirty one-hundredths of one percent
                                                       (.30%) of The Ohio Municipal Money Market Fund's
                                                       average daily net assets.

The Income Equity Fund                                 Annual rate of seventy-four one-hundredths of one
                                                       percent (.74%) of The Income Equity Fund's average
                                                       daily net assets.

The Disciplined Value Fund                             Annual rate of seventy-four one-hundredths of one
                                                       percent (.74%) of The Disciplined Value Fund's average
                                                       daily net assets.

The Growth Opportunities Fund (formerly the            Annual rate of seventy-four one-hundredths of one
Small Company Growth Fund and the Growth               percent (.74%) of The Growth Opportunities Fund's
Equity Portfolio)                                      average daily net assets.

The International Equity Index Fund                    Annual rate of fifty-five one-hundredths of one
                                                       percent (.55%) of The International Equity Index
                                                       Fund's average daily net assets.

The Equity Index Fund                                  Annual rate of thirty one-hundredths of one percent
                                                       (.30%) of The Equity Index Fund's average daily net
                                                       assets.

The Large Company Value Fund (formerly the             Annual rate of  seventy-four one-hundredths of one
Quantitative Equity Portfolio)                         percent (.74%) of The Large Company Value Fund's
                                                       average daily net assets.

The Income Bond Fund (formerly the Income              Annual rate of sixty one-hundredths of one percent
Portfolio)                                             (.60%) of The Income Bond Fund's average daily net
                                                       assets.

The Limited Volatility Bond Fund (formerly             Annual rate of sixty one-hundredths of one percent
the Short-Term Bond Fund)                              (.60%) of The Limited Volatility Bond Fund's average
                                                       daily net assets.

The Intermediate Tax-Free Bond Fund                    Annual rate of sixty one-hundredths of one percent
                                                       (.60%) of The Intermediate Tax-Free Bond Fund's
                                                       average daily net assets.

The Ohio Municipal Bond Fund                           Annual rate of sixty one-hundredths of one percent
                                                       (.60%) of The Ohio Municipal Bond Fund's average daily
                                                       net assets.

The Government Bond Fund                               Annual rate of forty-five one-hundredths of one
                                                       percent (.45%) of The Government Bond Fund's average
                                                       daily net assets.

The Government ARM Fund                                Annual rate of fifty-five one-hundredths of one
                                                       percent (.55%) of The Government ARM Fund's average
                                                       daily net assets.

The Asset Allocation Fund (formerly the                Annual rate of sixty-five one-hundredths of one
Asset Manager Fund and the Flexible Balanced           percent (.65%) of The Asset Allocation Fund's average
Portfolio)                                             daily net assets.

The Municipal Income Fund (formerly the Tax-           Annual rate of forty-five one-hundredths of one
Free Bond Fund)                                        percent (.45%) of The Tax-Free Bond Fund's average
                                                       daily net assets.

The Texas Tax-Free Bond Fund                           Annual rate of sixty one-hundredths of one percent
                                                       (.60%) of The Texas Tax-Free Bond Fund's average daily
                                                       net assets.

The West Virginia Tax-Free Bond Fund                   Annual rate of sixty one-hundredths of one percent
                                                       (.60%) of The West Virginia Tax-Free Bond Fund's
                                                       average daily net assets.

The Kentucky Municipal Bond Fund (formerly             Annual rate of sixty one-hundredths of one percent
the Kentucky Tax-Free Bond Fund)                       (.60%) of The Kentucky Municipal Bond Fund's average
                                                       daily net assets.

The Intermediate Bond Fund                             Annual rate of sixty one-hundredths of one percent
                                                       (.60%) of The Intermediate Bond Fund's average daily
                                                       net assets.

The Arizona Tax-Free Bond Fund                         Annual rate of sixty one-hundredths of one percent
                                                       (.60%) of The Arizona Tax-Free Bond Fund's average
                                                       daily net assets.

The Large Company Growth Fund                          Annual rate of seventy-four one-hundredths of one
                                                       percent (.74%) of The Large Company Growth Fund's
                                                       average daily net assets.

The Louisiana Municipal Bond Fund                      Annual rate of sixty one-hundredths of one percent
                                                       (.60%) of The Louisiana Municipal Bond Fund's average
                                                       daily net assets.

The Value Growth Fund                                  Annual rate of seventy-four one-hundredths of one
                                                       percent (.74%) of The Value Growth Fund's average
                                                       daily net assets.

The Gulf South Growth Fund                             Annual rate of seventy-four one-hundredths of one
                                                       percent (.74%) of The Gulf South Growth Fund's average
                                                       daily net assets.



                                           THE ONE GROUP(R)

                                           By:_______________________________

                                           Dated:_________________________, 1995


                                           BANC ONE INVESTMENT ADVISORS
                                             CORPORATION

                                           By:________________________________

                                           Dated:_________________________, 1995